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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 13, 1998


                                     0-25714
                            (Commission File Number)


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                     THE AEGIS CONSUMER FUNDING GROUP, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                                         22-3008867
    (State of Incorporation)                            (IRS Employer
                                                    Identification Number)


                             200 North Cobb Parkway
                                    Suite 428
                               Marietta, GA 30062
              (Address of registrant's principal executive office)


                                 (770) 281-7000
                         (Registrant's telephone number)


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

ITEM 5.        OTHER EVENTS

         On January 13, 1998, The Aegis Consumer Funding Group, Inc. (the "Registrant") received from The High Risk Opportunities HUB Fund, Ltd. (the "HUB Fund") a notice to convert its 85 shares of Series C Preferred Stock of the Registrant into an aggregate of 12,332,783 shares of common stock, par value $0.01 per share, of the Registrant (the "Common Stock"). Immediately after giving effect to such conversion, the HUB Fund owned 13,135,987 shares of Common Stock, constituting approximately 40% of the shares of Common Stock then outstanding. The Registrant does not currently have any shares available for issuance from its authorized shares of the Common Stock.

         In addition, after giving effect to the conversion, the HUB Fund owned an additional 21 shares of Series C Preferred Stock, which were convertible into approximately 3,047,700 shares of Common Stock as of January 13, 1998. As a result, the HUB Fund beneficially owned approximately 49% of the outstanding shares of Common Stock (after giving to give effect to the conversion of such 21 shares of Series C Preferred Stock). The percentage contained in the preceding sentence is subject to fluctuation because the applicable conversion price of the Class C Preferred Stock is based upon the market price of Common Stock.

         The information contained herein concerning the ownership of the Registrant's securities is derived from Amendment No. 2 to Schedule 13D filed by the HUB Fund and its investment advisor. The Registrant has not independently verified such information.

         The press release issued by the Registrant on January 20, 1998, with respect to the conversion of Series C Preferred Stock into shares of Common Stock, is attached hereto as an exhibit.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits.

         Exhibit Number                           Title
         --------------                           -----

                99                      Press Release, dated January 20, 1998,
                                        of the Registrant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    THE AEGIS CONSUMER FUNDING GROUP, INC.



                                    By: /s/ MATTHEW B. BURNS
                                        -------------------------------
                                        Name:   Matthew B. Burns
                                        Title:  Chief Executive Officer
                                                and President

                                    Date: February 11, 1998

                                  Exhibit Index



Exhibit Number                       Title                                 Page
--------------                       -----                                 ----

        99              Press Release, dated January 20, 1998,
                        of the Registrant